Exhibit 10.5

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 10th day of June 2005, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group and the Bank Product Provider (together with its successors, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SAVVIS Communications Corporation, a Missouri corporation, as borrower (the “Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation, the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Provider, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Provider, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Provider, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Provider, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section 4, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation

By:	/s/ Jeffrey H. Von Deylen
Name:	Jeffrey H. Von Deylen
Title:	Executive Vice President and Chief Financial Officer

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO FOOTHILL, INC., as Agent

By:	/s/ Phyliss Hasen
Name:	Phyliss Hasen
Title:	Senior Vice President

Signature Page to Patent Security Agreement

Schedule I

Patents and Patent Intellectual Property Licenses

1.	Patents

Pending U.S. Patent Applications:

Title	Application No.	Filed
Configurable adaptive global traffic control and management	10/259,497	September 30, 2002

Managed Object Replication	10/073,938	February 14, 2002

Systems, methods and protocols for securing data in transit over networks	10/190,495	July 9, 2002

Integrity Monitoring System and Data Visualization Tool for Viewing Data Generated Thereby	10/768,738	February 2, 2004

Event monitoring system and method	10/318,025	December 13, 2002

Product toolkit system and method	10/315,214	December 10, 2002

Real-time streaming media measurement system and method	10/174,481	June 19, 2002

System and method for providing composite variance analysis for network operation	10/743,732	December 24, 2003

System and method for preventing comprehension of a printed document	09/612,598	July 2, 2003

Optimized network resource location	09/930,975	August 17, 2001

Internet content delivery network	10/095,811	March 13, 2002

Secured shared storage architecture	10/173,512	June 14, 2002

Methods and systems for shared storage virtualization	10/192,182	July 9, 2002

On-demand overlay routing for computer-based communication networks	10/630,559	July 30, 2003

Method and System for Optimizing Routing of Data Packets	11/013,361	December 17, 2004

Identifying and requesting data in network using identifiers which are based on contents of data (co-owned with Kinetech)	09/987,723	November 15, 2001

Identifying data in a data processing system (co-owned with Kinetech)	10/742,972	December 23, 2003

Content Delivery Network and Associated Methods and Mechanisms	11/017,650	December 22, 2004

Filed/Not Published	10/430,375	May 7, 2003

Filed/Not Published	09/603,174	June 23, 2000

Issued U.S. Patents:

Patent Name	Registration No.	Date Issued
System and method for providing composite variance analysis for network operation	6,708,137	March 16, 2004

Optimized network resource location	6,185,598	February 6, 2001

Internet content delivery network	6,654,807	November 25, 2003

Document management system and method for business quality modeling	6,154,753	November 28, 2000

On-demand overlay routing for computer-based communication networks	6,275,470	August 14, 2001

On-demand overlay routing for computer-based communication networks	6,473,405	October 29, 2002

Signature Page to Patent Security Agreement

On-demand overlay routing for computer-based communication networks	6,778,502	August 17, 2004

Method and system for optimizing routing of data packets	6,130,890	October 10, 2000

Data processing system using substantially unique identifiers to identify data items, whereby identical data items have the same identifiers (co-owned with Kinetech)	5,978,791	November 2, 1999

Identifying and requesting data in network using identifiers which are based on contents of data (co-owned with Kinetech)	6,415,280	July 2, 2002

Service network incorporating geographically-remote hubs linked by high speed transmission paths	6,044,405	March 28, 2000

Method and system for optimizing routing of data packets	6,870,851	March 22, 2005

Method for cloning a source application with assignment of unique identifier to clone application	6,088,516	July 11, 2000

Foreign Patents or Applications:

Country / Entity	App. No.	Patent No.
Korea	10-2004-70046B

China	2821371.8

EPO	2799672.7

Japan	2003-531370

Japan	2003-568495

Korea	10-2004-7012607

Europe	3739748.6

China

Canada	2320261

Europe	99906680.6

Hong Kong	1103543.5

Europe	128346.4	EP (UK) 1143337 B1

Sweden		128346.4

Germany		699 09 839.4-08

Australia	26529/99	763539

Japan	2000-530860

Norway	20004010

Europe	2782505.8

Europe	2752239

Japan	2001-504633

Europe	941508.4

Canada	2,374,621

Taiwan	88116516	133064

Japan	531073/1996

Europe	96910762.2

Europe	979234093

Canada	2224664	2224664

Australia	29221/97	736773

Japan	9-537246

New Zealand	329369

2.	Patent Intellectual Property Licenses

Borrower, as successor in interest to Digital Island, Inc., has a license to use technology jointly owned with Kinetech, Inc. pursuant to that certain License Agreement, dated September 1, 2000, among Digital Island, Inc. and Kinetech, Inc.

Borrower has a license to use technology owned by Inkra Networks Corporation pursuant to that certain Technology Agreement, dated May 24, 2005, among Borrower and Inkra Networks Corporation.